                                                                 Exhibit (g)(vi)

                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                         Effective Date
----                                                         --------------
Schwab International Index Fund - Investor Shares            July 21, 1993

Schwab International Index Fund - Select Shares              April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares                October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                  April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly known as       September 25, 1995
Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly known as     September 25, 1995
Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly known    September 25, 1995
as Schwab Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                        February 28, 1996

Schwab S&P 500 Fund - e.Shares                               February 28, 1996

Schwab S&P 500 Fund - Select Shares                          April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab            May 21, 1996
Analytics Fund)

Schwab International MarketMasters Fund (formerly known as   September 2, 1996
Schwab MarketManager International Portfolio and
Schwab OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly known as Schwab     October 13, 1996
MarketManager Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund (formerly known as        October 13, 1996
Schwab MarketManager Balanced Portfolio and Schwab
OneSource Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund (formerly known as       August 3, 1997
Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

Fund                                                         Effective Date
----                                                         --------------
Schwab MarketTrack All Equity Portfolio (formerly known as   April 16, 1998
Schwab Asset Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                            October 28, 1998

Institutional Select Large-Cap Value Index Fund              October 28, 1998

Institutional Select Small-Cap Value Index Fund              October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares       April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares         April 15, 1999

Communications Focus Fund                                    May 15, 2000

Financial Services Focus Fund                                May 15, 2000

Health Care Focus Fund                                       May 15, 2000

Technology Focus Fund                                        May 15, 2000

Schwab Hedged Equity Fund                                    August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares               June 27, 2003

Schwab Small-Cap Equity Fund - Select Shares                 June 27, 2003

Schwab Dividend Equity Fund - Investor Shares                September 2, 2003

Schwab Dividend Equity Fund - Select Shares                  September 2, 2003

                                    SCHWAB CAPITAL TRUST

                                    By: /s/ Stephen B. Ward
                                        -------------------------
                                            Stephen B. Ward,
                                            Senior Vice President
                                            and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: /s/  Fred Potts
                                        -------------------------
                                             Fred Potts,
                                             Senior Vice President


Dated as of August 29, 2003

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                               Fee
----                                               ---
Schwab International Index Fund - Investor         Twenty one-hundredths of one percent (.20%) of the
Shares                                             Fund's average daily net assets

Schwab International Index Fund - Select           Five one-hundredths of one percent (0.05%) of the
Shares                                             class' average daily net assets

Schwab Small-Cap Index Fund-Investor Shares        Twenty one-hundredths of one percent (.20%) of the Fund's
                                                   average daily net assets

Schwab Small-Cap Index Fund-Select Shares          Five one-hundredths of one percent (0.05%) of the class'
                                                   average daily net assets

Schwab MarketTrack Growth Portfolio                Twenty one-hundredths of one percent (.20%) of the
(formerly known as Schwab Asset                    Fund's average daily net assets
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio              Twenty one-hundredths of one percent (.20%) of the
(formerly known as Schwab Asset Fund's             average daily net assets
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio          Twenty one-hundredths of one percent (.20%) of the
(formerly known as Schwab Asset Fund's             average daily net assets
Director-Conservative Growth Fund)

Schwab S&P 500 Fund -Investor Shares               Twenty one-hundredths of one percent (.20%) of the
                                                   class' average daily net assets

Schwab S&P 500 Fund - e.Shares                     Five one-hundredths of one percent (0.05%) of the
                                                   class' average daily net assets

Schwab S&P 500 Fund  - Select Shares               Five one-hundredths of one percent (0.05%) of the
                                                   class' average daily net assets

Schwab Core Equity Fund (formerly known as         Twenty one-hundredths of one percent (.20%) of the
Schwab Analytics Fund)                             Fund's average daily net assets.

Fund                                               Fee
----                                               ---

Schwab International MarketMasters Fund            Twenty one-hundredths of one percent (.20%) of the
(formerly known as MarketManager                   Fund's average daily net assets.
International Portfolio and Schwab
OneSource Portfolios-International)

Schwab U.S. MarketMasters Fund (formerly           Twenty one-hundredths of one percent (.20%) of the
known as Schwab MarketManager Growth               Fund's average daily net assets.
Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

Schwab Balanced MarketMasters Fund                 Twenty one-hundredths of one percent (.20%) of the
(formerly known as Schwab MarketManager            Fund's average daily net assets.
Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Schwab Small-Cap MarketMasters Fund                Twenty one-hundredths of one percent (.20%) of the
(formerly known as Schwab MarketManager            Fund's average daily net assets.
Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Market Track All Equity Portfolio           Twenty one-hundredths of one percent (.20%) of the
(formerly known as Schwab Asset                    Fund's average daily net assets
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                  Five one-hundredths of one percent (0.05%) of the
                                                   Fund's average daily net assets

Institutional Select Large-Cap Value Index         Five one-hundredths of one percent (0.05%) of the
Fund                                               Fund's average daily net assets

Institutional Select Small-Cap Index Fund          Five one-hundredths of one percent (0.05%) of the
                                                   Fund's average daily net assets

Schwab Total Stock Market Index Fund -             Twenty one-hundredths of one percent (0.20%) of the
Investor Shares                                    Fund's average daily net assets

Schwab Total Stock Market Index Fund -             Five one-hundredths of one percent (0.05%) of the
Select Shares                                      Fund's average daily net assets

Communications Focus Fund                          Twenty one-hundredths of one percent (0.20%) of the
                                                   Fund's average daily net assets

Financial Services Focus Fund                      Twenty one-hundredths of one percent (0.20%) of the
                                                   Fund's average daily net assets

Health Care Focus Fund                             Twenty one-hundredths of one percent (0.20%) of the
                                                   Fund's average daily net assets

Technology Focus Fund                              Twenty one-hundredths of one percent (0.20%) of the
                                                   Fund's average daily net assets

Fund                                               Fee
----                                               ---

Schwab Hedged Equity Fund                          Twenty one-hundredths of one percent (0.20%) of the
                                                   Fund's average daily net assets
Schwab Small-Cap Equity Fund - Investor            Twenty one-hundredths of one percent (0.20%) of the
Shares                                             Fund's average daily net assets

Schwab Small-Cap Equity Fund - Select              Five one-hundredths of one percent (0.05%) of the
Shares                                             Fund's average daily net assets

Schwab Dividend Equity Fund -                      Twenty one-hundredths of one percent (0.20%) of the
Investor Shares                                    Fund's average daily net assets

Schwab Dividend Equity Fund -                      Five one-hundredths of one percent (0.05%) of the
Select Shares                                      Fund's average daily net assets

                                    SCHWAB CAPITAL TRUST

                                    By: /s/  Stephen B. Ward
                                        -------------------------
                                             Stephen B. Ward,
                                             Senior Vice President
                                             and Chief Investment Officer

                                    CHARLES SCHWAB & CO., INC.

                                    By: /s/  Fred Potts
                                        -------------------------
                                             Fred Potts,
                                             Senior Vice President


Dated as of August 29, 2003